Exhibit 99.1

Midas Medici Announces Availability of New Online Investor Fact Sheet

Informative Resource Provides Investor-Oriented Company Overview and Detailed Description of Midas Medici’s Strategic Initiatives in the Green IT and Smart Grid Markets

NEW YORK, New York — May 9, 2011 — Midas Medici Group Holdings, Inc. (“Midas”) (OTCBB: MMED), an innovative green IT company in the fields of virtualization, cloud computing and data management, as well as Smart Grid solutions, announces the availability of a new online Investor Fact Sheet.

“Maintaining our mission of keeping investors informed with the latest developments at the Company, we are pleased to release our new fact sheet,” said Nana Baffour, CEO and Co-Founder of Midas. “Virtualization and green initiatives in the IT industry are increasing rapidly, with cloud infrastructure services alone expected to grow from $2.4 billion in 2009 to $8.1 billion by 2013, according to research firm Gartner.  Midas is poised to capitalize on these opportunities as we continue to expand through both organic growth and strategic acquisitions.”

Mr. Baffour continued, “With IT technical support services that encompass over 20 years of expertise, as well as the robust research and energy consulting services of our UtiliPoint brand, we are positioning Midas for rapid expansion within these markets, precisely due to our comprehensive growth strategy and our unique, specialized services at the intersection of energy and technology.”

The Investor Fact Sheet provides a clear overview of Midas Medici’s business model and growth potential in the Green IT and Smart Grid markets, and represents an excellent resource for both existing shareholders and prospective investors alike.

The fact sheet is available at:
www.trilogy-capital.com/autoir/mmed_autoir.html

About Midas Medici Group Holdings, Inc.

Midas Medici Group Holdings, Inc. (OTCBB: MMED) is a green IT company that supplies mid-sized and select enterprises and institutions with leading-edge IT solutions in the fields of virtualization, cloud computing and data management, as well as working with utilities and other institutions to transform the electric grid through digital technologies.  Across its Consonus and UtiliPoint brands, Midas works with its customers by optimizing IT and data center investments, cutting energy usage and preventing data loss, all while maximizing productivity.  Through a management team with decades of experience, Midas is positioning itself to take advantage of the high-growth IT industry through its unique specialized services at the intersection of energy and technology.

For more information, please visit Midas Medici on the web at: www.midasmedici.com.

Safe Harbor Statement

This release contains certain "forward-looking statements" relating to the business of the Company and its subsidiary companies. All statements, other than statements of historical fact included herein are "forward-looking statements" including statements regarding: the Company's business and operations; business strategy, plans and objectives of the Company and its subsidiaries; and any other statements of non-historical information. These forward-looking statements are often identified by the use of forward-looking terminology such as "believes," "expects" or similar expressions, involve known and unknown risks and uncertainties. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in the Company's periodic reports that are filed with the Securities and Exchange Commission and available on its website (http://www.sec.gov). All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these factors. Other than as required under the securities laws, the Company does not assume a duty to update these forward-looking statements.

Company Contact:

Johnson Kachidza
Chief Financial Officer
212-792-0920

Investor Contact:

Trilogy Capital Partners
Darren Minton, President
Toll-free: 800-592-6067
info@trilogy-capital.com

2